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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain U.S. subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
U.S. Subsidiaries:
  ALZA Corporation..........................................  Delaware
  ALZA Land Management, Inc. ...............................  Delaware
  Biosense Webster, Inc. ...................................  California
  Centocor Biologics, LLC...................................  Pennsylvania
  Centocor, Inc. ...........................................  Pennsylvania
  Centocor Research & Development, Inc. ....................  Pennsylvania
  Codman & Shurtleff, Inc. .................................  New Jersey
  Cordis Corporation........................................  Florida
  Cordis Development Corporation............................  Florida
  Cordis International Corporation..........................  Delaware
  Cordis LLC................................................  Delaware
  Cordis Neurovascular, Inc. ...............................  Florida
  Crescendo Pharmaceuticals Corporation.....................  Delaware
  DePuy Disc, Inc. .........................................  Delaware
  DePuy, Inc. ..............................................  Delaware
  DePuy Mitek, Inc. ........................................  Massachusetts
  DePuy Orthopaedics, Inc. .................................  Indiana
  DePuy Products, Inc. .....................................  Indiana
  DePuy Spine, Inc. ........................................  Ohio
  DePuy Spine Sales Limited Partnership.....................  Massachusetts
  Diabetes Diagnostics, Inc. ...............................  Delaware
  Egea Biosciences, LLC.....................................  Delaware
  Ethicon Endo-Surgery, Inc. ...............................  Ohio
  Ethicon Endo-Surgery, L.L.C. .............................  New Mexico
  Ethicon Endo-Surgery Services, L.P. ......................  Texas
  Ethicon, Inc. ............................................  New Jersey
  Ethicon LLC...............................................  Delaware
  Global Biologics Supply Chain, LLC........................  Pennsylvania
  GynoPharma Inc. ..........................................  Delaware
  Iso Merger Corp...........................................  Delaware
  Janssen Finance Company...................................  Florida
  Janssen Inc. .............................................  Delaware
  Janssen Ortho LLC.........................................  Delaware
  Janssen Pharmaceutica Inc. ...............................  Pennsylvania
  Janssen Pharmaceutica Products, L.P. .....................  New Jersey
  JJHC, LLC.................................................  Delaware
  Johnson & Johnson Baby Products, Inc. ....................  Delaware
  Johnson & Johnson Consumer Companies, Inc. ...............  New Jersey
  Johnson & Johnson Development Corporation.................  New Jersey

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Johnson & Johnson Finance Corporation.....................  New Jersey
  Johnson & Johnson Health Care Systems Inc. ...............  New Jersey
  Johnson & Johnson International...........................  New Jersey
  Johnson & Johnson Japan Inc. .............................  New Jersey
  Johnson & Johnson - Merck Consumer Pharmaceuticals Co. ...  New Jersey
  Johnson & Johnson (Middle East) Inc. .....................  New Jersey
  Johnson & Johnson Pharmaceutical Research & Development,
     L.L.C. ................................................  New Jersey
  Johnson & Johnson Professional Co. (P.R.) Inc. ...........  Delaware
  Johnson & Johnson Services, Inc. .........................  New Jersey
  Johnson & Johnson Urban Renewal Associates................  New Jersey
  Johnson & Johnson Vision Care, Inc. ......................  Florida
  Joint Medical Products Corporation........................  Delaware
  LifeScan, Inc. ...........................................  California
  LifeScan LLC..............................................  Delaware
  McNeil Nutritionals, LLC..................................  Delaware
  McNEIL-PPC, Inc. .........................................  New Jersey
  Middlesex Assurance Company Limited.......................  Vermont
  Neutrogena Corporation....................................  Delaware
  Nitinol Development Corporation...........................  California
  Noramco, Inc. ............................................  Georgia
  OMJ Pharmaceuticals, Inc. ................................  Delaware
  OraPharma, Inc. ..........................................  Delaware
  Ortho Biologics LLC.......................................  Delaware
  Ortho Biotech Holding Corp. ..............................  Delaware
  Ortho Biotech Inc. .......................................  New Jersey
  Ortho Biotech Products, L.P. .............................  New Jersey
  Ortho-Clinical Diagnostics, Inc. .........................  New York
  Ortho-McNeil Finance Co. .................................  Florida
  Ortho-McNeil Pharmaceutical, Inc. ........................  Delaware
  Rutan Realty LLC..........................................  New Jersey
  Scios Inc. ...............................................  Delaware
  SweetFranchise, Inc. .....................................  Delaware
  TERAMed Corporation.......................................  Delaware
  Therakos, Inc. ...........................................  Florida
  Therapeutic Discovery Corporation.........................  Delaware
  The Tylenol Company.......................................  New Jersey
  Winthorpe & Valentine, Inc. ..............................  Delaware
International Subsidiaries:
  ALZA Ireland Limited......................................  Ireland
  Apsis S.A.S. .............................................  France
  Biapharm, SAS.............................................  France
  Centocor Biologics (Ireland) Limited......................  Ireland
  Centocor B.V. ............................................  Netherlands
  Cilag Advanced Technologies GmbH..........................  Switzerland
  Cilag AG..................................................  Switzerland
  Cilag AG International....................................  Switzerland
  Cilag Holding AG..........................................  Switzerland

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Codman Sarl...............................................  Switzerland
  Cordis Europa N.V. .......................................  Netherlands
  Cordis Medizinische Apparate GmbH ........................  Germany
  Cordis S.A.S. ............................................  France
  DePuy Ace Sarl ...........................................  Switzerland
  DePuy Australia Pty. Ltd. ................................  Australia
  DePuy France S.A.S. ......................................  France
  DePuy International Limited...............................  United Kingdom
  DePuy Intl. (Holdings) Limited............................  United Kingdom
  DePuy (Ireland) Limited...................................  Ireland
  DePuy Mitek Sarl..........................................  Switzerland
  DePuy Orthopadie GmbH.....................................  Germany
  DePuy Orthopedie S.A.S....................................  France
  DePuy Spine Sarl .........................................  Switzerland
  DePuy UK Holdings Limited.................................  United Kingdom
  Ethicon GmbH..............................................  Germany
  Ethicon Ireland Limited...................................  Ireland
  Ethicon Sarl..............................................  Scotland
  Ethicon SAS...............................................  France
  Ethnor (Proprietary) Limited..............................  South Africa
  Greiter AG................................................  Switzerland
  Greiter (International) AG................................  Switzerland
  Janssen Animal Health BVBA................................  Belgium
  Janssen-Cilag A/S.........................................  Norway
  Janssen-Cilag AB..........................................  Sweden
  Janssen-Cilag AG..........................................  Switzerland
  Janssen-Cilag B.V. .......................................  Netherlands
  Janssen-Cilag Farmaceutica, Lda. .........................  Portugal
  Janssen-Cilag Farmaceutica Ltda. .........................  Brazil
  Janssen-Cilag GmbH........................................  Germany
  Janssen-Cilag Ltd. .......................................  United Kingdom
  Janssen-Cilag N.V. .......................................  Belgium
  Janssen-Cilag Pharmaceutical S.A.C.I. ....................  Greece
  Janssen-Cilag Pharma GmbH.................................  Austria
  Janssen-Cilag Polska, Sp. z o.o...........................  Poland
  Janssen-Cilag Pty. Ltd. ..................................  Australia
  Janssen-Cilag S.A. .......................................  Spain
  Janssen-Cilag, S.A. de C.V. ..............................  Mexico
  Janssen-Cilag S.A.S. .....................................  France
  Janssen-Cilag S.p.A. .....................................  Italy
  Janssen Korea, Ltd. ......................................  Korea
  Janssen Pharmaceutica N.V. ...............................  Belgium
  Janssen Pharmaceutica (Pty) Limited.......................  South Africa
  Janssen Pharmaceutical K.K. ..............................  Japan
  Janssen Pharmaceutical Limited............................  Ireland
  J.C. General Services CVBA................................  Belgium
  J-C Healthcare Ltd. ......................................  Israel

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  JHC Nederland B.V. .......................................  Netherlands
  Johnson & Johnson AB......................................  Sweden
  Johnson & Johnson AG......................................  Switzerland
  Johnson & Johnson (China) Investment Co., Ltd. ...........  China
  Johnson & Johnson (China) Ltd. ...........................  China
  Johnson & Johnson Comercio E Distribuicao Ltda. ..........  Brazil
  Johnson & Johnson Consumer France SAS ....................  France
  Johnson & Johnson de Argentina, S.A.C.e I. ...............  Argentina
  Johnson & Johnson de Colombia S.A. .......................  Colombia
  Johnson & Johnson de Venezuela, S.A. .....................  Venezuela
  Johnson & Johnson European Treasury Company...............  Ireland
  Johnson & Johnson (Egypt) S.A.E. .........................  Egypt
  Johnson & Johnson Finance Limited.........................  England
  Johnson & Johnson Gesellschaft m.b.H......................  Austria
  Johnson & Johnson GmbH....................................  Germany
  Johnson & Johnson Group Holdings G.m.b.H .................  Germany
  Johnson & Johnson Hellas S.A. ............................  Greece
  Johnson & Johnson Holding AB..............................  Sweden
  Johnson & Johnson Holding GmbH............................  Germany
  Johnson & Johnson (Hong Kong) Limited.....................  Hong Kong
  Johnson & Johnson Inc. ...................................  Canada
  Johnson & Johnson International Financial Services
     Company................................................  Ireland
  Johnson & Johnson International S.A. .....................  France
  Johnson & Johnson (Ireland) Limited.......................  Ireland
  Johnson & Johnson Kft. ...................................  Hungary
  Johnson & Johnson K.K. ...................................  Japan
  Johnson & Johnson Korea, Ltd. ............................  Korea
  Johnson & Johnson Limitada................................  Portugal
  Johnson & Johnson Limited.................................  India
  Johnson & Johnson Management Limited......................  England
  Johnson & Johnson Medical B.V. ...........................  Netherlands
  Johnson & Johnson Medical (China) Ltd. ...................  China
  Johnson & Johnson Medical Holding S.p.A. .................  Italy
  Johnson & Johnson Medical Korea Limited...................  Korea
  Johnson & Johnson Medical Limited.........................  Scotland
  Johnson & Johnson Medical Mexico, S.A. de C.V. ...........  Mexico
  Johnson & Johnson Medical Products GmbH...................  Austria
  Johnson & Johnson Medical (Pty) Limited ..................  South Africa
  Johnson & Johnson Medical Pty. Limited ...................  Australia
  Johnson & Johnson Medical S.A. ...........................  Argentina
  Johnson & Johnson Medical S.p.A. .........................  Italy
  Johnson & Johnson Morocco S.A. ...........................  Morocco
  Johnson & Johnson Pacific Pty. Limited ...................  Australia
  Johnson & Johnson Pakistan (Private) Limited..............  Pakistan
  Johnson & Johnson (Philippines), Inc. ....................  Philippines
  Johnson & Johnson Poland Sp. z o.o .......................  Poland
  Johnson & Johnson Produtos Profissionais Ltda. ...........  Brazil

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
                                                              JURISDICTION OF
                     NAME OF SUBSIDIARY                        ORGANIZATION
                     ------------------                       ---------------
  Johnson & Johnson (Proprietary) Limited...................  South Africa
  Johnson & Johnson Pte. Ltd. ..............................  Singapore
  Johnson & Johnson Pty. Limited............................  Australia
  Johnson & Johnson Research Pty. Ltd. .....................  Australia
  Johnson & Johnson S.A. ...................................  Spain
  Johnson & Johnson, S.A. de C.V. ..........................  Mexico
  Johnson & Johnson SDN. BHD. ..............................  Malaysia
  Johnson & Johnson S.p.A ..................................  Italy
  Johnson & Johnson, s.r.o. ................................  Czech Republic
  Johnson & Johnson Swiss Finance Company Limited ..........  United Kingdom
  Johnson & Johnson Taiwan Ltd. ............................  Taiwan
  Johnson & Johnson (Thailand) Ltd..........................  Thailand
  Johnson & Johnson Vision Care (Ireland) Limited ..........  Ireland
  K.K. DePuy Japan..........................................  Japan
  Laboratoires Polive S.N.C. ...............................  France
  Lifescan Canada Ltd. .....................................  Canada
  Lifescan Scotland Ltd. ...................................  Scotland
  McNeil GmbH & Co. Arzneimittelvertrieb oHG................  Germany
  McNeil GmbH & Co. oHG.....................................  Germany
  McNeil Iberica S.L.U. ....................................  Spain
  McNEIL PDI Inc. ..........................................  Canada
  McNeil SAS................................................  France
  Medos International Sarl..................................  Switzerland
  Medos Sarl................................................  Switzerland
  OMJ Ireland Limited.......................................  Ireland
  OMJ Manufacturing Limited.................................  Ireland
  Ortho-Clinical Diagnostics................................  United Kingdom
  Ortho-Clinical Diagnostics GmbH...........................  Germany
  Ortho-Clinical Diagnostics K.K. ..........................  Japan
  Ortho-Clinical Diagnostics S.A. ..........................  France
  P.T. Johnson & Johnson Indonesia..........................  Indonesia
  Shanghai Johnson & Johnson Pharmaceuticals, Ltd...........  China
  Tasmanian Alkaloids Pty. Ltd. ............................  Australia
  Tibotec BVBA..............................................  Belgium
  Tibotec Pharmaceuticals Ltd. .............................  Ireland
  Tibotec-Virco Comm. VA....................................  Belgium
  Vania Expansion, S.N.C....................................  France
  Virco BVBA................................................  Belgium
  Xian-Janssen Pharmaceutical Ltd. .........................  China
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